UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 11, 2004

                           __________________________

                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

                           __________________________

                                      Utah
                 (State or other jurisdiction of incorporation)


               001-31718                              87-0674277
       (Commission File Number)           (IRS Employer Identification No.)


     510 East Technology Avenue,
               Building C
               Orem, Utah                                84097
(Address of principal executive offices)              (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                           __________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

Q Comm International, Inc. (the "Company") held a conference call to discuss third quarter 2004 results at 1:30 p.m. Pacific (4:30 p.m. Eastern) on Thursday, November 11, 2004, as previously announced by a press release on November 1, 2004.

In addition to the scripted remarks made by the Company, the Company made the following points in the Question and Answer period in response to questions from the audience:

* That management is pleased with revenue growth in the early part of the fourth quarter of 2004.

* That the activation of terminals and revenues are increasing.

The information in this Current Report on Form 8-K, including Exhibits 99.1, is furnished pursuant to Item 7.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1 Script from Q Comm International, Inc. teleconference held on November 11, 2004 to discuss third quarter 2004 results.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2004                Q Comm International, Inc.

                                        /s/ Michael K. Openshaw
                                        -----------------------

                                        Michael K. Openshaw
                                        Chief Financial Officer


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


                                  EXHIBIT LIST

99.1 Script from Q Comm International, Inc. teleconference held on November 11, 2004 to discuss third quarter 2004 results.